Lease Liabilities	12 Months Ended
Dec. 31, 2024
Lease Liabilities [Abstract]
LEASE LIABILITIES

NOTE 9 – LEASE LIABILITIES

Lease Commitments – Operating Leases:

In September 2021, the Company entered into a lease agreement for its facilities in Ra’anana, Israel. The lease agreement is for a period of 69 months commencing September 1, 2021, and the Company began to pay lease and related expenses after completing 3 months of lease. The Company has the option to shorten the period and terminates the lease agreement after completing 45 months of rent by paying an amount of NIS 500,000, (approximately $153). This amount of reimbursement will be deducted monthly in NIS 30,000, (approximately $9) if the Company terminates the agreement after 45 months of rent. The Company is reasonably certain that it will not exercise the termination option. The annual lease payment, including management fees, as of December 31, 2024, is approximately NIS 69,000 ($17.5). As security for the obligations under this lease agreement, the Company provided a bank guarantee in an amount equal to three monthly lease payments plus the Israeli value added tax and an unlimited guarantee according to the terms specified in the contract.

The Company has various operating leases for vehicles that expire through 2027. The Company leases vehicles for approximately three-year periods from multiple different leasing companies and from time to time increases or decreases the number of leased vehicles according to its current needs. The leased vehicles are used by the Company’s headquarters staff and other employees whose employment agreements include an obligation on the Company to provide a vehicle. The agreements with the leasing companies include termination options, allowing for early cancellation by paying a penalty of up to 400% of the monthly costs. The Company is reasonably certain that it will not exercise this option or that the employee will bear the cost for early termination.

The total expenses related to the leases were $390 for the year ended December 31, 2024, and $371 for the year ended December 31, 2023.

The right-of-use asset and lease liability are initially measured at the present value of the lease payments, discounted using the interest rate implicit in the lease or, if that rate cannot be readily determined, the Company’s incremental borrowing rate based on the information available at the date of determining the present value of the lease payments.

The Company’s incremental borrowing rate is estimated to approximate the interest rate on similar terms and payments and in economic environments where the leased asset is located.

The Company has various operating leases for vehicles that expire through 2027. Below is a summary of the Company’s operating right-of-use assets and operating lease liabilities as of December 31, 2024, and 2023:

	December 31, 2024	December 31, 2023

Operating lease liabilities, current	277	290
Operating lease liabilities long-term	378	588
Total operating lease liabilities	655	878

Weighted Average of Remaining Lease Term	2.52	3.33
Weighted-average discount rate - operating leases	9.92%	9.6%

Lease payments for the Company’s right-of-use assets over the remaining lease periods as of December 31, 2024, are as follows:

Year ended December 31,	U.S. dollars in thousands

2025	326
2026	254
2027	154

Total undiscounted lease payment	734
Less: Interest (*)	(79)
Present value of lease liabilities	655

(*) Future lease payments were discounted by 7.98%-15.78% interest rate.